WisdomTree Asia Defense Fund – WDAF (Nasdaq)

Summary Prospectus – August 1, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI, each as supplemented to date, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, each as supplemented to date, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Asia Defense Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Asia Defense Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal period of September 12, 2025 until March 31, 2026, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

WisdomTree Trust Prospectus 1

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the Index Provider and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to common stock (including through depositary receipts) of Asian companies focused on the defense industry. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Defense Index Committee (the “Index Committee”).

To be eligible for inclusion in the Index, a company must conduct its primary business activities (“Primary Business Activities”) and list its shares on a securities exchange operating in one or more of the following Asia Pacific countries: Australia, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, country to which a company has the greatest risk exposure, and country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. A company must also have a minimum market capitalization of $200 million as of the Index screening date, and a median daily dollar trading volume greater than $1 million for the preceding three months.

Securities of companies that generate at least 10% of revenue from the defense industry are eligible for inclusion in the Index. Defense industry revenue is defined as revenue generated from sales of military equipment and services to governments and their representatives. Each security is assigned an exposure score based on the revenue exposure to defense activities as follows:

1) Exposure Score 1: 10-25% of revenue

2) Exposure Score 2: 25-50% of revenue

3) Exposure Score 3: Over 50% of revenue

The Index has between 20 and 100 constituents with a maximum weight of 7.5% for “Exposure Score 3” constituents and 4% for “Exposure Score 2” and “Exposure Score 1” constituents. Generally, at each rebalance, the constituents are weighted by their market capitalization adjusted for their exposure score, subject to the individual constituent weight cap and, if applicable, a liquidity adjustment. The Index is rebalanced and reconstituted quarterly.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of June 30, 2026, the Index had, and, therefore, the Fund is expected to have, significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Industrials Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

As of June 30, 2026, the equity securities of companies that conduct their Primary Business Activities in India, Japan and South Korea comprised a significant portion (e.g., approximately 15% or more of the Index’s total weight) of the Index, although the Index’s geographic exposure may change from time to time. As a result, the Fund can be expected to also have significant exposure to India, Japan and South Korea.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to

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easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Geographic Concentration in Asia Risk. Because the Fund invests primarily in the securities of companies in Asia, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats in South Korea and Taiwan, the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have an unpredictable effect on economic and securities market conditions in the region and may impact the ability of the Fund to buy, sell or otherwise transfer securities and cause the Fund to decline in value. The Fund currently invests a significant portion of its assets in companies organized in India, Japan and South Korea, although this may change from time to time.

Investments in India
Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in India and in surrounding or related countries and could have a negative impact on the Fund's performance. While the Indian government has implemented economic structural reforms designed to liberalize many aspects of India's economy, there can be no assurance that these policies will be successful or continue. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. India is also subject to religious and social unrest as well as border disputes with neighboring countries such as Pakistan and China.

Investments in Japan
Investments in Japan are subject to risks associated with its economy’s dependence on the export market and consistent government support of its export market. Slowdowns in the Japanese export market may have a negative impact on the Japanese economy as a whole. Japan’s economy is also reliant on the economic strength of its key trading partners in the United States, China, and Southeast Asia. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan’s economy. Japan is also subject to risks associated with natural disasters and escalating political tension in the region.

Investments in South Korea
Investments in South Korea are subject to risks specific to South Korea including legal, regulatory, political, currency, security, and economic risks. South Korea’s economy is heavily dependent on the export of certain finished goods and a decrease in demand for those goods could have a significant negative impact on South Korea’s economy. In addition, political and military tensions between South Korea and North Korea remain tense and such tensions, or the outbreak of military conflict, could have a significant negative effect on the Fund’s investments in South Korea.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

WisdomTree Trust Prospectus 3

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party

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for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Industrials Sector Risk. The Fund currently invests a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund invests in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

The Fund commenced operations on September 12, 2025, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/investments.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

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Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of Mellon Investments Corporation ("MIC"), has been a portfolio manager of the Fund since September 2025.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since September 2025.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since September 2025.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since September 2025.

Michael Stoll, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since September 2025.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq (the “Listing Exchange”), and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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